EXHIBIT 10.20

                                Amendment #002 to
                                   SUBCONTRACT
                                   #A-2116-H22
                                     BETWEEN
                   BATH IRON WORKS, A GENERAL DYNAMICS COMPANY
                                       AND
                             HIGH VOLTAGE INTEGRATED



This Amendment made this _14th__ day of __December_2000, by and between Bath Iron Works ("BIW"), and High Voltage Integrated ("HVI") pursuant to Subcontract #A-2116-H22 date November 8, 1999

WITNESSETH:

That in consideration of the promises and mutual obligations hereinafter set forth, the parties hereby agree as follows:

1.      1.  TERM AND TERMINATION
        Paragraph (a), "6/1/00" shall be revised to read "12/31/01"



        All other terms and condition of the Subcontract dated November 8, 1999 and any preceeding amendments thereto shall remain unchanged.



        IN WITNESS WHEREOF, the parties hereto have caused this Subcontract to be executed as of the day and year first above written.

       Bath Iron Works                                  High Voltage Integrated

       By:  Roger A. Spencer                            By: /s/ W. Alan Thomson
           -----------------------------------              -------------------

       Title:  Material Project Manager                 Title:  President

       Date:  12/15/00                                  Date:  12/19/00
             ---------------------------------                -----------------

        /s/ Roger A. Spencer                             /s/ W. Alan Thomson
       ---------------------------------------          -----------------------
       Signature                                        Signature


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


                                                       Contract No.: A-2128-H22_
                                                       ATTACHMENT A

                           BATH IRON WORKS CORPORATION

                                STATEMENT OF WORK
                                -----------------

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Task No.: 002         Date: 3/13/00                Contractor: High Voltage Integrated

Amendment No.         Date:                        BIW Tech Rep: Peter Heisey
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
WORK DESCRIPTION:
                                                                 Sched Start: 12/15/00

HVI shall provide ONR with research and development              Sched Complete: 2/1/01
Engineering services in support of Electronic Wind
Generation (EWG) aboard submarines.                              __X__   Total Firm Fixed Price
                                                                         $15,000
Detailed statement of work is incorporated herein
via Attachment A-1.
                                                                 Pricing shall be in accordance
                                                                 with Attachment B -

                                                                          BIW USE ONLY

                                                                 CAR/CAF:     00-74
                                                                          ---------
                                                                 Charge No.: 08825-7719-0000


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The Contractor is hereby authorized pursuat to the above            TASK COMPLETED, BIW FINAL
referenced Contract to commence performance of the above                   ACCEPTANCE:
described work.
                                                                 -------------------------
                                                                      BIW Tech Rep.

                                                                 -------------------------
BATH IRON WORKS CORPORATION:                                          Date: --------------

By  /s/ Roger A. Spencer             Date  12/18/00              -------------------------
   ---------------------------             --------
                                                                  cc: Contract File (orig)
CONTRACTOR ACCEPTANCE:                                                Accts Payable
                                                                      Contractor Rep
By  /s/ W. Alan Thomson              Date  12/22/00                   BIW Tech Rep
   ---------------------------             --------


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

Electron Wind Generator - Ventilation System Statement of Work
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                                STATEMENT OF WORK

CONTRACTOR:  High Voltage Integrated

INTRODUCTION

The Electron Wind Generator (EWG) creates air movement without moving parts. It operates by applying a high voltage potential between sets of electrodes that are introduced into the cross section of the ventilation ductwork as shown conceptually in Figure 1 below. As air passes through the electrodes, a high density of ions is created. The High Voltage Power Supply (HVPS) applies a potential between the corona electrode and the accelerating electrode that causes the ions to move. As the ions collide with the air molecules, they cause an overall movement to the right. This effect is known as "electron wind" and can be used to generate gas flow velocity of about 700 feet per minute. The airflow velocity is completely adjustable from zero to the maximum by controlling the electrode voltage. Reversing the electrode voltage can also reverse flow direction. The accelerating electrode neutralizes the gas ions resulting in airflow with negligible ozone content.





                        [GRAPH]





     FIGURE 1. EWG CONCEPT. THE EWG COMBINES AIR MOVEMENT AND PURIFICATION.

The EWG performs two functions in addition to creating air movement. The corona field, the ions, and the small amount of ozone created have been proven to kill bacteria and are expected to oxidize chemical contaminants such as carbon monoxide, hydrogen, and hydrocarbons. In addition, it has been demonstrated that the EWG precipitates dust particles - a function currently performed by electrostatic precipitators. Figure 1 shows a separate removable and cleanable dust-collecting electrode that could be added to perform this function.

The EWG offers many potential ventilation system advantages including:

o The EWG can be designed in many shapes and sizes and has extremely low weight facilitating distribution in ventilation ducting throughout the ship.

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

o The adjustable flow velocity and reversibility of the EWG can support increased damage control automation and fight-while-hurt capability.

o The dust removal and air purification capability of the EWG can reduce ventilation system components, increase ship cleanliness, and assist in damage control efforts.

o The virtually silent operation of the EWG can reduce the ship acoustic signature while eliminating most of the sound mounting currently required by the ventilation system.

Innovative new ventilation system designs are required to realize the full benefits of the EWG. An electron wind generator ventilation system (EWG-VS) design should be modular and adaptive with significantly increased affordability, maintainability, and survivability. There is a need to examine the full range of design options offered by the EWG and develop concepts for innovative surface ship and submarine ventilation systems. These concept designs will allow quantifying the benefits of EWG-VS as compared to conventional designs to support ONR ventilation system development. The design work will also identify critical technical issues for EWG deployment and any development efforts required.

REQUIRED EFFORT

The contractor shall work as part of a design team developing concepts for innovative surface ship and submarine ventilation systems that take advantage of the EWG's light weight, controllability, configuration flexibility, and purification capability. The contractor shall provide measured and projected performance data for the EWG as required by the team. The contractor shall also provide ideas on highly modular and adaptive systems with significantly increased affordability, maintainability, and survivability for evaluation by the team.

SCHEDULE AND MILESTONES

Figure 2 shows the schedule for this effort. The ventilation system concepts shall be presented at a tailored SDR prior to the preparation of the final report.




                                    [GRAPH]




                       FIGURE 2. EWG-VS PHASE 1 SCHEDULE.






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